Exhibit 21.1

SUNGARD CAPITAL CORP.

SUNGARD CAPITAL CORP. II

SUBSIDIARIES OF THE REGISTRANTS

Company Name	Jurisdiction
SunGard Capital Corp.	Delaware
SunGard Capital Corp. II	Delaware
SunGard Holding Corp.	Delaware
SunGard Holdco LLC	Delaware
SunGard Data Systems Inc.	Delaware
2732-9994 Quebec Inc.	Quebec
Advanced Portfolio Technologies Ltd.	Bermuda
Advanced Portfolio Technologies Ltd.	England and Wales
Advanced Portfolio Technologies, Inc.	Delaware
Alpha Numeric Developments Limited	England and Wales
APTimum Conseil S.A.	France
Armonys Technologies S.A.S.	France
ASI Australia Holding Company	Michigan
Aspiren Systems Integration Ltd	England and Wales
Assent LLC	Delaware
Automated Securities Clearance (Europe) Limited	England and Wales
Automated Securities Clearance LLC	Delaware
BancWare LLC	Delaware
Bangladesh Electronic Payment Systems Limited	Bangladesh
Beijing Digital China System Access Software Ltd.	China
Birza Limited	Ireland
C.T. Computer Services Limited	England and Wales
Cadextan S.A.	France
Comex Information Technology (Shanghai) Co., Ltd.	China
Computer Stand-By Limited	England and Wales
Decalog (1991) Ltd.	Israel
Decalog (UK) Limited	England and Wales
Decalog Genie Informatique SAS	France
Decalog N.V.	The Netherlands
Decision Software, Inc.	New York
Delphi Technologies Limited	Ireland
Derivatech Risk Solutions Inc.	Delaware
Derivatech UK Limited	England and Wales
Digital China System Access Holdings Limited	Hong Kong
E2-One UK Limited	England and Wales
Emos Futures Limited	England and Wales
Exeter Educational Management Systems, Inc.	Massachusetts
Ex-FIS Limited	England and Wales
FAME (UK) Holdings Limited	England and Wales
FAME Information Services (Asia Pacific) Pte Ltd	Singapore
FDP Europe Limited	Scotland
Financiere Montmartre SAS	France

FL Software Limited	England and Wales
FL Worldwide Limited	England and Wales
FNI (I), L.L.C.	Delaware
FNX India Software Limited Private Company	India
FNX Limited - Belgrade Branch	Serbia
FNX Ltd, Mauritius	Republic of Mauritius
FNX UK	England and Wales
FNX, L.L.C.	Delaware
FNX, L.L.C. - Tokyo Branch	Japan
Front Capital Systems Holding AB	Sweden
Front Consulting AB	Sweden
GL Settle Limited	England and Wales
GL Settle, Inc.	Delaware
GL Trade (Suisse) SA	Switzerland
GL Trade AG	Germany
GL Trade AG - Russian Branch	Russian Federation
GL Trade Americas, Inc.	New York
GL Trade Australia Pty. Ltd.	Australia
GL Trade Belgium SA	Belgium
GL Trade Bilgisaya Hizmetleri Ticaret Limited Sirketi	Turkey
GL Trade BV	The Netherlands
GL Trade Capital Markets Solutions Inc.	Pennsylvania
GL Trade CMS (Thailand) Co. Ltd.	Thailand
GL Trade CMS Solutions (Thailand) Co. Ltd.	Thailand
GL Trade Holdings, Inc.	Delaware
GL Trade Iberica S.L.	Spain
GL Trade Japan KK	Japan
GL Trade Limited	England and Wales
GL Trade MENA	Tunisia
GL Trade Overseas, Inc.	Delaware
GL Trade Overseas, Inc. - London Branch	England and Wales
GL Trade SA	France
GL Trade Software DOO	Serbia
GL Trade Solutions Pte Ltd.	Singapore
GL Trade South Africa Pty Ltd	South Africa
GL Trade Systems Ltd.	Hong Kong
GL Trade TUNISIA SARL	Tunisia
GLESIA Srl	Italy
GLT Software Unipessoal LDA	Portugal
GSTP Global Straight Through Processing AG	Switzerland
GTI Consultants SAS	France
Guardian dr (Overseas Holdings) Limited	England and Wales
Guardian France S.A.	France
Guardian iT	England and Wales

Guardian iT France S.A.	France
Guardian iT Holdings (Belgium) NV	Belgium
HTE-Alberta Ltd.	Alberta
IFIS Infotec (USA) Inc.	New York
Infinity Financial Technology SARL	France
InFlow LLC	Delaware
Infotec (Deutschland) GmbH	Germany
Infotec Financial (UK) Limited	England and Wales
Integrity Treasury Solutions Europe Limited	England and Wales
Integrity Treasury Solutions Inc.	Delaware
Integrity Treasury Solutions Limited	England and Wales
Integrity Treasury Solutions Pty Ltd.	Australia
Integrity Treasury Solutions Singapore Pte Ltd	Singapore
iXguardian Limited	England and Wales
Kiodex Limited	England and Wales
Kronos Software Limited	England and Wales
Lonsdale Chetwyn Holdings Limited	England and Wales
Minorca Corporation NV	Netherlands Antilles
Monis Management Limited	England and Wales
Monis Software Inc.	New York
Monis Software Limited	England and Wales
NEXFI SAS	France
Online Securities Processing Inc.	Delaware
Oshap Software Industries Ltd.	Israel
Oshap Technologies Ltd.	Israel
Portfolio Administration (Channel Islands) Limited	Jersey
Prismlight Pte. Ltd.	Singapore
Reech Capital Limited	England and Wales
Reech Employee Trustee Ltd	England and Wales
Renaissance Software U.K. Limited	England and Wales
Riofin Limited	England and Wales
Safetynet Group	England and Wales
Safetynet International Limited	England and Wales
Safetynet Japan KK	Japan
Safetynet Limited	England and Wales
SCT Technologies de Mexico S. de R.L. de C.V.	Mexico
Shanghai Darkblue Intelligent System Construction Co., Ltd.	China
Shanghai Fudan Kingstar Information and Technology Company Ltd.	China
Shanghai Kingstar Media Co., Limited	China
Sherwood Computer Services Limited	England and Wales
Sherwood US Holdings Limited	England and Wales
SIS Europe Holdings LLC	Delaware
SRS Development Inc.	Delaware
Strohl Systems (UK) Limited	England and Wales

SunGard (Benelux) N.V.	Belgium
SunGard (Israel) Ltd.	Israel
SunGard (Switzerland) SA	Switzerland
SunGard Apex International Limited	England and Wales
SunGard Apex UK Limited	England and Wales
SunGard Asia Pacific Inc.	Delaware
SunGard Availability Services (Belgium) NV	Belgium
SunGard Availability Services (Canada) Ltd.	Ontario
SunGard Availability Services (Deutschland) GmbH	Germany
SunGard Availability Services (DR) Limited	England and Wales
SunGard Availability Services (France) S.A.	France
SunGard Availability Services (Luxembourg) SA	Luxembourg
SunGard Availability Services (Nordic) AB	Sweden
SunGard Availability Services (Norway) AS	Norway
SunGard Availability Services (UK) Limited	England and Wales
SunGard Availability Services LP	Pennsylvania
SunGard Availability Services Ltd.	Delaware
SunGard AvantGard LLC	California
SunGard Business Integration (UK) Limited	England and Wales
SunGard Business Integration AG	Switzerland
SunGard Business Integration GmbH	Germany
SunGard Business Systems LLC	Delaware
SunGard Computer Services LLC	Delaware
SunGard Consulting Services Europe Limited	England and Wales
SunGard Consulting Services LLC	Delaware
SunGard Corbel LLC	California
SunGard CSA LLC	Delaware
SunGard Data Management Solutions (UK) Limited	England and Wales
SunGard Data Systems Beijing Co. Ltd.	China
SunGard Dealing Systems Pty Limited	Australia
SunGard Development Corporation	Delaware
SunGard DIS Inc.	Delaware
SunGard Do Brasil Servicos de Informatica Ltda.	Brazil
SunGard Energy Solutions Limited	England and Wales
SunGard Energy Systems Inc.	Delaware
SunGard eProcess Intelligence LLC	Delaware
SunGard ERisk Inc.	Delaware
SunGard Finance SAS	France
SunGard Financial Systems LLC	Delaware
SunGard Financing LLC	Delaware
SunGard France SARL	France
SunGard Front Arena AB	Sweden
SunGard Funding II LLC	Delaware
SunGard Funding LLC	Delaware

SunGard Global Execution Services Limited	England and Wales
SunGard Global Execution Services LLC	New York
SunGard Higher Education Advancement Inc.	Delaware
SunGard Higher Education Inc.	Delaware
SunGard Higher Education International Limited	England and Wales
SunGard Higher Education Managed Services Inc.	Delaware
SunGard Holdings Limited	England and Wales
SunGard Iberia, S.L.	Spain
SunGard India Sales Private Limited	India
SunGard Institutional Brokerage Inc.	New York
SunGard Insurance Services Limited	England and Wales
SunGard International Holdings Inc.	Delaware
SunGard Investment Systems LLC	Delaware
SunGard Investment Systems U.K. Limited	England and Wales
SunGard Investment Ventures LLC	Delaware
SunGard Investment Ventures LLC - French Branch	France
SunGard Italia s.r.l.	Italy
SunGard iWORKS (Canada) Inc.	Ontario
SunGard iWORKS LLC	Delaware
SunGard iWORKS P&C (US) Inc.	Delaware
SunGard Kingstar Cayman Islands Limited	The Cayman Islands
SunGard Kingstar Data System (China) Co., Ltd.	China
SunGard Kiodex Inc.	Delaware
SunGard Latinoamerica, S.A. de C.V.	Mexico
SunGard NetWork Solutions Inc.	Delaware
SunGard Pensions Limited	England and Wales
SunGard Public Sector Aspiren Group Limited	England and Wales
SunGard Public Sector Aspiren Limited	England and Wales
SunGard Public Sector Holdings Limited	England and Wales
SunGard Public Sector Inc.	Florida
SunGard Public Sector Limited	England and Wales
SunGard Reech (France) SAS	France
SunGard Reference Data Solutions LLC	Delaware
SunGard SAS Canada Holdings Inc.	Delaware
SunGard SAS Holdings Inc.	Delaware
SunGard SCT Technologies (Canada) Inc.	Ontario
SunGard Securities Finance International LLC	Delaware
SunGard Securities Finance LLC	Delaware
SunGard Security Services AB	Sweden
SunGard Shareholder Systems LLC	Delaware
SunGard Sherwood Systems (Netherlands) B.V.	The Netherlands
SunGard Sherwood Systems (Promark) Limited	England and Wales
SunGard Sherwood Systems Group Limited	England and Wales
SunGard Sherwood Systems Limited	England and Wales

SunGard Sherwood Systems Outsourcing Limited	England and Wales
SunGard Software, Inc.	Delaware
SunGard Solutions (India) Private Limited	India
SunGard Solutions Software (India) Private Limited	India
SunGard System Access (Czech Republic) s.r.o.	Czech Republic
SunGard System Access (Europe) Limited	England and Wales
SunGard System Access (Philippines), Inc.	Philippines
SunGard System Access (Slovakia) spol. s.r.o.	Slovak Republic
SunGard System Access (Thailand) Limited	Thailand
SunGard System Access Asia Pacific Sdn Bhd	Malaysia
SunGard System Access Genesys Pte Ltd	Singapore
SunGard System Access Malaysia Sdn. Bhd.	Malaysia
SunGard System Access Pakistan (Private) Limited	Pakistan
SunGard System Access Singapore Pte. Ltd.	Singapore
SunGard Systeme GmbH	Germany
SunGard Systems (Thailand) Company Limited	Thailand
SunGard Systems Hong Kong Limited	Hong Kong
SunGard Systems International Inc.	Pennsylvania
SunGard Systems Japan K.K.	Japan
SunGard Systems Korea Ltd.	Korea
SunGard Systems Ltd.	England and Wales
SunGard Systems Luxembourg S.A.	Luxembourg
SunGard Systems Malaysia SDN BHD	Malaysia
SunGard Systems NZ Limited	New Zealand
SunGard Systems Philippines Inc.	Philippines
SunGard Systems Pty Limited	Australia
SunGard Systems Singapore Pte. Limited	Singapore
SunGard Systems South Africa (Proprietary) Limited	South Africa
SunGard Technology Services LLC	Delaware
SunGard Treasury Systems Europe Limited	England and Wales
SunGard Treasury Systems UK Limited	England and Wales
SunGard UK Holdings Limited	England and Wales
SunGard VeriCenter, Inc.	Delaware
SunGard VPM Inc.	New York
SunGard Workflow Solutions LLC	Delaware
System Access (Americas), Inc.	New Jersey
Systems Computer Technology de Mexico S. dr R.L. de C.V.	Mexico
TeleVault iT Limited	England and Wales
Tiger Systems Limited	England and Wales
TP Technologies S.A.	Belgium
Trax France SAS	France
Trax N.V.	Belgium
Ubitrade OSI	Tunisia